UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21331

Wells Fargo Income Opportunities Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Date of reporting period: October 31, 2017

ITEM 1. REPORT TO STOCKHOLDERS

Semi-Annual Report

October 31, 2017

Wells Fargo Income Opportunities Fund (EAD)

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Income Opportunities Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

In a predominantly improving economic environment, global stocks delivered strong results; bond markets had smaller but positive results as well.

Dear Shareholder:

We are pleased to offer you this semiannual report for the Wells Fargo Income Opportunities Fund for the six-month period that ended October 31, 2017. In a predominantly improving economic environment, global stocks delivered strong results; bond markets had smaller but positive results as well. U.S. and international stocks returned 9.10% and 12.02%, respectively, for the six-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 1.58% and the Bloomberg Barclays Municipal Bond Index4 returned 2.55%.

Globally, stocks tended to deliver gains in May and June 2017.

Stocks benefited from steady, albeit modest, economic growth both in the U.S. and internationally, and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. However, a perceived delay in the enactment of progrowth policies promoted during the 2016 U.S. presidential campaign contributed to flattening of the yield curve, pressuring U.S. financial companies and leading to weakening of the U.S. dollar versus foreign currencies. As was widely expected, U.S. Federal Reserve officials (Fed) raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it planned to start selling bonds that accumulated on its balance sheet during quantitative easing programs conducted since 2008.

As global growth improved in the third quarter of 2017, financial markets generally advanced.

Most stock markets worldwide moved higher during the quarter and ended the period at or near all-time highs. Moderate acceleration in global economic growth was supported by improving corporate earnings, low inflation pressure, and still-low interest rates. Corporate earnings reports were favorable overall as companies continued to benefit from healthy operating leverage. Global commodity prices climbed during the quarter. Oil prices rebounded, partly due to a better balance between supply and demand. While North Korea’s recent missile launches and nuclear testing raised serious concerns around the world, the heightened geopolitical risk had relatively minimal impact on the quarter’s stock returns. In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate, and consumers displayed more willingness to spend. Meanwhile, the Fed maintained the target range for the federal funds rate at 1.00% to 1.25%, noting that inflation had remained below the Fed’s 2.00% objective. Reflecting continued confidence in the U.S. economy, the Fed also stated the possibility of one more 0.25% increase in the federal funds rate by the end of 2017 and announced plans to begin the process of unwinding its $4.5 trillion portfolio of bonds and other assets in October. Outside

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Income Opportunities Fund	3

the U.S., stocks in the Asia Pacific region benefited from solid earnings reports and investors’ willingness to take on risk despite the rising tensions between North Korea and the U.S. In Europe, markets were supported by better-than-expected economic growth, which has led to narrowing of the gap between Europe’s growth rate and that of the U.S. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. Also, commodity prices were on an upward trajectory, which benefited many companies that rely on natural resources for exports.

Positive economic and market news continued into October.

October proved to be a strong month for U.S. stocks. The S&P 500 Index delivered 11 record closes amid rising consumer confidence and signs the economy was continuing to gain momentum, including news in late October that economic output was estimated to have grown at a 3.0% annual rate in the third quarter. At its October meeting, the Fed, in a unanimous vote, left short-term interest rates unchanged but signaled it could make another rate increase before the end of 2017 if the economy remains on track. The Fed also began the process of unwinding its quantitative easing program. Outside the U.S., international stocks generally delivered positive results in October as global economic growth continued to strengthen.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Notice to shareholders

On November 10, 2017, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period in open market transactions beginning on January 1, 2018 and ending on December 31, 2018. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Income Opportunities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income. Capital appreciation is a secondary objective.

Strategy summary

Under normal market conditions, the Fund invests at least 80% of its total assets in below-investment-grade (high yield) debt securities, loans and preferred stocks. These securities are rated Ba or lower by Moody’s or BB or lower by S&P, or are unrated securities of comparable quality as determined by the adviser.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Niklas Nordenfelt, CFA®

Phillip Susser

Average annual total returns (%) as of October 31, 20171

	6 months	1 year	5 year	10 year
Based on market value	2.58	13.60	5.33	7.33
Based on net asset value (NAV)	4.71	12.30	8.37	7.45
ICE BofAML U.S. High Yield Index[2]	3.45	9.14	6.29	7.69

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Adviser has committed through March 6, 2018, to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s borrowing expenses to an amount that is 0.05% lower than what the borrowing expenses would have been if the Fund had not redeemed its Auction Market Preferred Shares. The Fund previously utilized Auction Market Preferred Shares for leverage but secured debt financing to fully redeem those shares in 2010. The Fund’s gross and net expense ratios, which include 0.66% of interest expense, were 1.58% and 1.53%, respectively, for the six months ended October 31, 2017. Without this waiver and/or reimbursement, the Fund’s returns would have been lower.

Comparison of NAV vs. market value[3]

The Fund is leveraged through a revolving credit facility. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market value of common shares. Derivatives involve additional risks, including interest-rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market.

Please see footnotes on page 6.

Performance highlights (unaudited)	Wells Fargo Income Opportunities Fund	5

MANAGER’S DISCUSSION

The Fund’s return based on market value was 2.58% during the six-month period that ended October 31, 2017. During the same period, the Fund’s return based on net asset value (NAV) was 4.71%. Relative to the ICE BofAML U.S. High Yield Index, which returned 3.45% over the same period, the Fund’s market value return trailed the index while its NAV return outperformed the index.

Overview

With the exception of one extremely mild monthly pullback, the broad high yield markets as measured by the index rallied for the six-month period that ended October 31, 2017, by an annualized 6.97%, which was above the period’s starting 5.65% yield-to-worst (which measures a bond’s lowest yield). This was a continuation of the rally that began in February 2016. The increase primarily was driven by compression of the spreads between Treasury bonds and corporate credits, which offset higher Treasury yields. The spread compression and higher rates mirror the continued strength in the economy that had been building for a considerable amount of time. This moderate but prolonged economic growth should be an ideal backdrop for high-yield spreads to remain low and for rates to gradually rise. It should enable companies issuing high-yield bonds to meet or grow into their capital structures without pressure on the central banks to raise rates to slow the economy.

From a fundamental perspective, levels of corporate leverage among U.S. companies included in the index remained at elevated levels for this point in the credit cycle. However, the cash-flow impact from these higher leverage levels was somewhat offset by issuers’ ability to pay low interest rates. The commodity-driven sell-off in the high-yield market in 2015 appeared to have slowed the growth in more aggressive high-yield bond deals for a period of time. This can be seen by the slower growth in the high-yield bond market relative to the loan market over the past couple of years. We believe many issuers chose to raise financing in the loan market rather than the bond market given the relative terms being offered in both markets.

While we continue to remain cautiously optimistic that this environment will continue in the near term, we are cognizant that ideal environments never last forever and that the longer spreads stay low, the risk of an ultimate sell-off increases.

Ten largest holdings (%) as of October 31, 2017[4]
LPL Holdings Incorporated	2.62
NGPL PipeCo LLC	2.50
Jabil Circuit Incorporated	2.10
Tallgrass Energy Partners LP	1.97
Pattern Energy Group Incorporated	1.69
NCR Corporation	1.63
Montreign Operating Company LLC	1.60
Intelsat Jackson Holdings SA	1.53
Diamond 1 Finance Corporation	1.48
Service Corporation International	1.48

Credit quality as of October 31, 2017[5]

Detractors from performance

The combination of security selection and an underweight to the banking industry restrained relative performance versus the index.

Contributors to performance

Overall industry selection did not have a meaningful impact on Fund performance during the six-month period that ended October 31, 2017. The combination of security selection and overweights to the pipeline, pharmaceuticals, and retail industries helped relative performance.

Maturity allocation did not have a meaningful impact on performance over the period. Ratings distribution had a slightly positive impact on performance.

Please see footnotes on page 6.

6	Wells Fargo Income Opportunities Fund	Performance highlights (unaudited)

Effective maturity distribution as of October 31, 2017[6]

Management outlook

While some credit and economic fundamentals are mixed, on the whole, we view the current environment as better than average for high yield. That said, the rising discount rate and lower-than-average overall spreads will likely work against the market over the long run. As cycles go, that’s what one would expect—improving economic conditions with a corresponding tightening of interest rates in the U.S. by the Federal Reserve. Current spreads reflect these positive conditions, offering significantly less-than-average upside through price appreciation and compression in spreads. But, one could argue that high-yield investors are receiving fair compensation for the current, rather favorable conditions, especially relative to the high valuations for most other asset classes.

In the short term, we expect solid economic growth, some of it coming from continued consumer strength in the U.S. combined with improving conditions globally. We believe geopolitical risks and other global macroeconomic imbalances are growing and could surprise the markets by creating incremental uncertainty about future government policies.

Across asset classes, virtually everything is trading rich in comparison with historical measures, and we expect that at some point in the future, there may be a better entry point to buy most asset classes, including high yield. High yield, however, is rather unique in that it has historically benefited from relatively high coupons, which cushioned downside risks of price declines. With a benign default outlook, high yield should continue to do well, on a relative basis, though idiosyncratic or individual bond risk is high. We lean toward spreads remaining flat from these levels in the short run before ultimately widening—potentially significantly—in the mid to longer term.

Over a full cycle, we believe the best way to insulate the Fund from periodic bouts of systemic fears and rebalancing is by following a bottom-up investment process that attempts to minimize downside risk while capturing the return potential of high-yield issuers.

[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]	The ICE BofAML U.S. High Yield Index (formerly known as BofA Merrill Lynch U.S. High Yield Index) is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the United States bond market. You cannot invest directly in an index.

[3]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

[4]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[5]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Portfolio of investments—October 31, 2017 (unaudited)	Wells Fargo Income Opportunities Fund	7

Security name			Shares	Value

Common Stocks: 0.06%

Energy: 0.06%

Oil, Gas & Consumable Fuels: 0.06%
SilverBow Resources Incorporated †			16,268	$365,867

Materials: 0.00%

Chemicals: 0.00%
LyondellBasell Industries NV Class A			7	725

Total Common Stocks (Cost $3,650,172)				366,592

	Interest rate	Maturity date	Principal

Corporate Bonds and Notes: 111.08%

Consumer Discretionary: 23.35%

Auto Components: 2.52%
Allison Transmission Incorporated 144A	4.75%	10-1-2027	$1,670,000	1,686,700
Allison Transmission Incorporated 144A	5.00	10-1-2024	8,125,000	8,470,313
Cooper Tire & Rubber Company	7.63	3-15-2027	5,190,000	5,942,550
Cooper Tire & Rubber Company	8.00	12-15-2019	400,000	442,000

				16,541,563

Distributors: 0.39%
LKQ Corporation	4.75	5-15-2023	2,200,000	2,260,500
Spectrum Brands Incorporated	6.63	11-15-2022	250,000	259,870

				2,520,370

Diversified Consumer Services: 1.95%
Service Corporation International	7.50	4-1-2027	8,109,000	9,720,664
Service Corporation International	7.63	10-1-2018	1,100,000	1,155,000
Service Corporation International	8.00	11-15-2021	1,635,000	1,921,125

				12,796,789

Hotels, Restaurants & Leisure: 1.35%
Brinker International Incorporated 144A	5.00	10-1-2024	850,000	850,000
CCM Merger Incorporated 144A	6.00	3-15-2022	6,161,000	6,407,440
Pinnacle Entertainment Incorporated	5.63	5-1-2024	700,000	722,750
Speedway Motorsports Incorporated	5.13	2-1-2023	825,000	853,875

				8,834,065

Leisure Products: 0.13%
Vista Outdoor Incorporated	5.88	10-1-2023	850,000	877,625

Media: 12.25%
Altice US Finance I Corporation 144A	5.38	7-15-2023	2,270,000	2,366,475
Altice US Finance I Corporation 144A	5.50	5-15-2026	2,200,000	2,288,000
CBS Radio Incorporated 144A	7.25	11-1-2024	80,000	83,700
CCO Holdings LLC 144A	4.00	3-1-2023	175,000	177,517
CCO Holdings LLC 144A	5.00	2-1-2028	350,000	347,375

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Income Opportunities Fund	Portfolio of investments—October 31, 2017 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Media (continued)
CCO Holdings LLC	5.13%	2-15-2023	$2,266,000	$2,339,645
CCO Holdings LLC 144A	5.13	5-1-2023	2,965,000	3,091,013
CCO Holdings LLC 144A	5.13	5-1-2027	750,000	756,563
CCO Holdings LLC	5.25	9-30-2022	2,048,000	2,109,440
CCO Holdings LLC 144A	5.38	5-1-2025	7,195,000	7,464,813
CCO Holdings LLC 144A	5.50	5-1-2026	325,000	333,125
CCO Holdings LLC 144A	5.75	2-15-2026	5,675,000	5,932,361
CCO Holdings LLC 144A	5.88	4-1-2024	2,350,000	2,502,750
Cequel Communications Holdings I LLC 144A	7.75	7-15-2025	3,625,000	3,960,313
Cinemark USA Incorporated	4.88	6-1-2023	600,000	611,250
CSC Holdings LLC	7.88	2-15-2018	1,525,000	1,548,058
CSC Holdings LLC	8.63	2-15-2019	635,000	680,244
E.W. Scripps Company 144A	5.13	5-15-2025	5,869,000	6,030,398
EMI Music Publishing Group 144A	7.63	6-15-2024	950,000	1,062,813
Gray Television Incorporated 144A	5.13	10-15-2024	2,400,000	2,393,280
Gray Television Incorporated 144A	5.88	7-15-2026	6,650,000	6,816,250
Lamar Media Corporation	5.38	1-15-2024	725,000	761,250
Lamar Media Corporation	5.88	2-1-2022	1,785,000	1,831,856
Lin Television Corporation	5.88	11-15-2022	425,000	442,531
Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	2,300,000	2,379,741
Live Nation Entertainment Incorporated 144A	5.38	6-15-2022	606,000	628,725
National CineMedia LLC	6.00	4-15-2022	7,000,000	7,140,000
Nexstar Broadcasting Group Incorporated 144A	5.63	8-1-2024	1,375,000	1,411,094
Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	2,815,000	2,920,563
Nielsen Finance LLC 144A	5.00	4-15-2022	1,595,000	1,642,651
Outfront Media Capital Corporation	5.25	2-15-2022	320,000	330,400
Outfront Media Capital Corporation	5.63	2-15-2024	735,000	773,588
Outfront Media Capital Corporation	5.88	3-15-2025	1,275,000	1,350,703
Salem Media Group Incorporated 144A	6.75	6-1-2024	5,617,000	5,869,765

				80,378,250

Specialty Retail: 4.35%
Asbury Automotive Group Incorporated	6.00	12-15-2024	6,300,000	6,646,500
Group 1 Automotive Incorporated	5.00	6-1-2022	2,259,000	2,331,740
Group 1 Automotive Incorporated 144A	5.25	12-15-2023	2,000,000	2,060,000
Lithia Motors Incorporated 144A	5.25	8-1-2025	3,675,000	3,854,156
Penske Auto Group Incorporated	3.75	8-15-2020	1,045,000	1,065,900
Penske Auto Group Incorporated	5.38	12-1-2024	5,273,000	5,404,825
Penske Auto Group Incorporated	5.75	10-1-2022	2,100,000	2,166,297
Sonic Automotive Incorporated	5.00	5-15-2023	3,200,000	3,136,000
Sonic Automotive Incorporated	6.13	3-15-2027	1,799,000	1,857,468

				28,522,886

Textiles, Apparel & Luxury Goods: 0.41%
Wolverine World Wide Company 144A	5.00	9-1-2026	2,700,000	2,696,625

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017 (unaudited)	Wells Fargo Income Opportunities Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Consumer Staples: 2.10%

Beverages: 0.31%
Cott Beverages Incorporated	5.38%	7-1-2022	$850,000	$885,594
Cott Beverages Incorporated 144A	5.50	4-1-2025	1,125,000	1,160,156

				2,045,750

Food Products: 1.60%
B&G Foods Incorporated	4.63	6-1-2021	670,000	683,400
B&G Foods Incorporated	5.25	4-1-2025	1,750,000	1,787,188
Darling Ingredients Incorporated	5.38	1-15-2022	295,000	304,956
Lamb Weston Holdings Incorporated 144A	4.63	11-1-2024	75,000	78,375
Lamb Weston Holdings Incorporated 144A	4.88	11-1-2026	75,000	78,844
Pilgrim’s Pride Corporation 144A	5.75	3-15-2025	2,360,000	2,498,650
Pilgrim’s Pride Corporation 144A	5.88	9-30-2027	400,000	416,000
Pinnacle Foods Incorporated	5.88	1-15-2024	100,000	106,500
Post Holdings Incorporated 144A	5.00	8-15-2026	750,000	753,750
Post Holdings Incorporated 144A	5.50	3-1-2025	875,000	910,000
Post Holdings Incorporated 144A	5.75	3-1-2027	1,830,000	1,900,913
Prestige Brands Incorporated 144A	6.38	3-1-2024	210,000	223,650
US Foods Incorporated 144A	5.88	6-15-2024	670,000	707,688

				10,449,914

Household Products: 0.19%
Central Garden & Pet Company	6.13	11-15-2023	405,000	431,831
Spectrum Brands Incorporated	5.75	7-15-2025	775,000	823,190

				1,255,021

Energy: 28.29%

Energy Equipment & Services: 8.10%
Bristow Group Incorporated	6.25	10-15-2022	6,725,000	4,799,969
Era Group Incorporated	7.75	12-15-2022	3,895,000	3,680,775
Hilcorp Energy Company 144A	5.00	12-1-2024	3,100,000	3,084,500
Hilcorp Energy Company 144A	5.75	10-1-2025	4,195,000	4,294,631
Hornbeck Offshore Services Incorporated	1.50	9-1-2019	7,847,000	6,091,234
Hornbeck Offshore Services Incorporated	5.00	3-1-2021	2,925,000	1,550,250
Hornbeck Offshore Services Incorporated	5.88	4-1-2020	4,562,000	3,010,920
NGPL PipeCo LLC 144A	4.38	8-15-2022	675,000	694,406
NGPL PipeCo LLC 144A	4.88	8-15-2027	1,050,000	1,086,750
NGPL PipeCo LLC 144A	7.77	12-15-2037	13,150,000	16,404,625
PHI Incorporated	5.25	3-15-2019	8,550,000	8,464,500

				53,162,560

Oil, Gas & Consumable Fuels: 20.19%
Andeavor Logistics LP	5.25	1-15-2025	1,150,000	1,236,250
Archrock Partners LP	6.00	10-1-2022	1,650,000	1,639,688
Carrizo Oil & Gas Incorporated	8.25	7-15-2025	1,550,000	1,670,125
Cheniere Energy Incorporated 144A	5.25	10-1-2025	6,300,000	6,489,000
Continental Resources Incorporated	3.80	6-1-2024	2,000,000	1,942,500
Continental Resources Incorporated	5.00	9-15-2022	1,325,000	1,339,906

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Income Opportunities Fund	Portfolio of investments—October 31, 2017 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
DCP Midstream Operating Company	2.70%	4-1-2019	$1,425,000	$1,416,094
Denbury Resources Incorporated	4.63	7-15-2023	3,200,000	1,816,000
Denbury Resources Incorporated	6.38	8-15-2021	6,205,000	4,250,425
Enable Midstream Partner LP	2.40	5-15-2019	5,475,000	5,463,190
Enable Midstream Partner LP	3.90	5-15-2024	3,150,000	3,175,759
Enable Oklahoma Intrastate Transmission LLC 144A	6.25	3-15-2020	1,100,000	1,171,519
EnLink Midstream LLC	4.15	6-1-2025	5,000,000	5,073,501
EnLink Midstream LLC	4.40	4-1-2024	5,400,000	5,598,405
Exterran Partners LP	6.00	4-1-2021	7,750,000	7,711,250
Gulfport Energy Corporation	6.00	10-15-2024	1,625,000	1,625,000
Gulfport Energy Corporation	6.63	5-1-2023	2,900,000	2,972,500
Kinder Morgan Incorporated	6.50	9-15-2020	1,155,000	1,269,811
Kinder Morgan Incorporated	7.42	2-15-2037	1,820,000	2,117,653
Matador Resources Company	6.88	4-15-2023	700,000	740,250
Murphy Oil Corporation	4.70	12-1-2022	3,125,000	3,148,438
Murphy Oil Corporation	5.75	8-15-2025	360,000	371,700
Murphy Oil Corporation	6.88	8-15-2024	1,425,000	1,531,875
Nabors Industries Limited	0.75	1-15-2024	2,850,000	2,101,875
Overseas Shipholding Group Incorporated	8.13	3-30-2018	3,975,000	4,034,625
PDC Energy Incorporated	6.13	9-15-2024	950,000	991,563
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	7,320,000	7,759,200
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	5,300,000	5,909,500
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	1,150,000	1,328,250
Rose Rock Midstream LP	5.63	7-15-2022	2,450,000	2,413,250
Rose Rock Midstream LP	5.63	11-15-2023	1,375,000	1,344,063
Sabine Pass Liquefaction LLC	5.63	2-1-2021	2,275,000	2,467,535
Sabine Pass Liquefaction LLC	5.63	4-15-2023	2,820,000	3,131,675
Sabine Pass Liquefaction LLC	5.63	3-1-2025	740,000	822,073
Sabine Pass Liquefaction LLC	5.75	5-15-2024	2,300,000	2,576,198
Sabine Pass Liquefaction LLC	6.25	3-15-2022	3,415,000	3,844,332
SemGroup Corporation 144A	6.38	3-15-2025	5,625,000	5,540,625
SemGroup Corporation 144A	7.25	3-15-2026	2,758,000	2,826,950
Southern Star Central Corporation 144A	5.13	7-15-2022	1,508,000	1,572,090
Southwestern Energy Company	4.10	3-15-2022	815,000	800,738
Southwestern Energy Company	6.70	1-23-2025	75,000	76,688
Southwestern Energy Company	7.50	4-1-2026	750,000	778,125
Southwestern Energy Company	7.75	10-1-2027	750,000	780,000
Summit Midstream Holdings LLC	5.75	4-15-2025	400,000	408,000
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	12,525,000	12,947,719
Tesoro Logistics LP	6.13	10-15-2021	350,000	361,375
Tesoro Logistics LP	6.38	5-1-2024	725,000	793,875
Ultra Resources Incorporated 144A	6.88	4-15-2022	1,200,000	1,212,000
Ultra Resources Incorporated 144A	7.13	4-15-2025	1,150,000	1,150,000
Western Gas Partners LP	4.00	7-1-2022	300,000	309,600
Western Gas Partners LP	5.38	6-1-2021	375,000	401,779

				132,454,542

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017 (unaudited)	Wells Fargo Income Opportunities Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Financials: 10.31%

Consumer Finance: 4.60%
Ally Financial Incorporated	7.50%	9-15-2020	$300,000	$337,875
Ally Financial Incorporated	8.00	12-31-2018	1,300,000	1,379,625
Ally Financial Incorporated	8.00	3-15-2020	3,016,000	3,389,230
FirstCash Incorporated 144A	5.38	6-1-2024	1,575,000	1,645,403
Navient Corporation	8.00	3-25-2020	2,725,000	3,004,313
Navient Corporation	8.45	6-15-2018	3,110,000	3,226,625
OneMain Financial Group LLC 144A	7.25	12-15-2021	6,900,000	7,176,000
Springleaf Finance Corporation	6.00	6-1-2020	1,375,000	1,440,313
Springleaf Finance Corporation	6.90	12-15-2017	6,950,000	6,976,410
Springleaf Finance Corporation	8.25	12-15-2020	75,000	84,563
Springleaf Finance Corporation	8.25	10-1-2023	1,342,000	1,528,203

				30,188,560

Diversified Financial Services: 3.87%
Infinity Acquisition LLC 144A	7.25	8-1-2022	1,590,000	1,574,100
Ladder Capital Securities LLC 144A	5.25	10-1-2025	700,000	697,375
LPL Holdings Incorporated 144A	5.75	9-15-2025	16,500,000	17,160,000
NewStar Financial Incorporated	7.25	5-1-2020	4,075,000	4,238,000
Tempo Acquisition LLC 144A	6.75	6-1-2025	1,700,000	1,721,250

				25,390,725

Insurance: 1.84%
Hub Holdings LLC (PIK at 8.88%) 144A¥	8.13	7-15-2019	3,405,000	3,413,513
Hub International Limited 144A	7.88	10-1-2021	6,900,000	7,181,727
USIS Merger Subordinate Incorporated 144A	6.88	5-1-2025	1,425,000	1,478,438

				12,073,678

Health Care: 9.33%

Health Care Equipment & Supplies: 1.88%
Hill-Rom Holdings Incorporated 144A	5.00	2-15-2025	925,000	945,813
Hill-Rom Holdings Incorporated 144A	5.75	9-1-2023	325,000	342,063
Hologic Incorporated 144A	4.38	10-15-2025	1,325,000	1,346,200
Hologic Incorporated 144A	5.25	7-15-2022	1,500,000	1,565,625
Kinetics Concepts Incorporated 144A	7.88	2-15-2021	4,000,000	4,170,000
Surgery Center Holdings Incorporated 144A	6.75	7-1-2025	950,000	866,875
Surgery Center Holdings Incorporated 144A	8.88	4-15-2021	3,050,000	3,118,625

				12,355,201

Health Care Providers & Services: 6.10%
Acadia Healthcare Company Incorporated	6.50	3-1-2024	310,000	326,663
Community Health Systems Incorporated	6.25	3-31-2023	1,175,000	1,128,000
HCA Incorporated	5.88	3-15-2022	750,000	821,250
HCA Incorporated	6.50	2-15-2020	6,525,000	7,030,688
HealthSouth Corporation	5.75	9-15-2025	1,725,000	1,778,906
Mednax Incorporated 144A	5.25	12-1-2023	1,000,000	1,040,000
MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	4,150,000	4,466,438
MPT Operating Partnership LP	5.00	10-15-2027	2,150,000	2,209,125

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Income Opportunities Fund	Portfolio of investments—October 31, 2017 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services (continued)
MPT Operating Partnership LP	5.25%	8-1-2026	$2,050,000	$2,134,419
MPT Operating Partnership LP	6.38	3-1-2024	170,000	183,813
Select Medical Corporation	6.38	6-1-2021	6,730,000	6,923,488
Tenet Healthcare Corporation 144A	4.63	7-15-2024	614,000	604,023
Tenet Healthcare Corporation	6.00	10-1-2020	3,325,000	3,491,250
Vizient Incorporated 144A	10.38	3-1-2024	6,885,000	7,848,900

				39,986,963

Health Care Technology: 1.04%
Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	4,879,000	4,988,778
Quintiles IMS Holdings Incorporated 144A	4.88	5-15-2023	1,375,000	1,430,000
Quintiles IMS Holdings Incorporated 144A	5.00	10-15-2026	375,000	398,438

				6,817,216

Pharmaceuticals: 0.31%
Endo Finance LLC 144A	5.38	1-15-2023	1,275,000	1,026,375
Endo Finance LLC 144A	5.75	1-15-2022	1,180,000	1,032,500

				2,058,875

Industrials: 5.09%

Airlines: 0.38%
Aviation Capital Group Corporation 144A	6.75	4-6-2021	2,190,000	2,471,303

Commercial Services & Supplies: 4.48%
Acco Brands Corporation 144A	5.25	12-15-2024	725,000	751,281
Advanced Disposal Services Incorporated 144A	5.63	11-15-2024	5,675,000	5,902,000
Aramark Services Incorporated	5.13	1-15-2024	1,245,000	1,316,588
Covanta Holding Corporation	5.88	3-1-2024	5,393,000	5,406,483
Covanta Holding Corporation	5.88	7-1-2025	1,500,000	1,485,000
Covanta Holding Corporation	6.38	10-1-2022	3,205,000	3,309,163
KAR Auction Services Incorporated 144A	5.13	6-1-2025	9,375,000	9,703,125
Multi-Color Corporation 144A	4.88	11-1-2025	100,000	101,000
Plastipak Holdings Incorporated 144A	6.25	10-15-2025	750,000	764,063
Wrangler Buyer Corporation 144A	6.00	10-1-2025	625,000	639,063

				29,377,766

Professional Services: 0.07%
Ascent Capital Group Incorporated	4.00	7-15-2020	600,000	471,000

Trading Companies & Distributors: 0.16%
International Lease Finance Corporation 144A	7.13	9-1-2018	1,015,000	1,057,378

Information Technology: 11.98%

Communications Equipment: 0.25%
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	1,550,000	1,635,250

Electronic Equipment, Instruments & Components: 2.26%
Jabil Circuit Incorporated	8.25	3-15-2018	13,532,000	13,802,640
Zebra Technologies Corporation	7.25	10-15-2022	996,000	1,052,025

				14,854,665

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017 (unaudited)	Wells Fargo Income Opportunities Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Internet Software & Services: 1.60%
Infor Software Parent LLC (PIK at 7.88%) 144A¥	7.13%	5-1-2021	$1,260,000	$1,294,650
Infor U.S. Incorporated	6.50	5-15-2022	875,000	914,200
Zayo Group LLC 144A	5.75	1-15-2027	1,950,000	2,054,813
Zayo Group LLC	6.00	4-1-2023	620,000	651,775
Zayo Group LLC	6.38	5-15-2025	5,171,000	5,565,858

				10,481,296

IT Services: 2.90%
Cardtronics Incorporated	5.13	8-1-2022	2,925,000	2,983,500
Cardtronics Incorporated 144A	5.50	5-1-2025	2,400,000	2,388,000
First Data Corporation 144A	5.00	1-15-2024	2,100,000	2,181,375
First Data Corporation 144A	5.38	8-15-2023	525,000	546,000
First Data Corporation 144A	5.75	1-15-2024	2,070,000	2,165,738
First Data Corporation 144A	7.00	12-1-2023	3,525,000	3,771,821
Gartner Incorporated 144A	5.13	4-1-2025	4,725,000	4,996,688

				19,033,122

Semiconductors & Semiconductor Equipment: 0.42%
Micron Technology Incorporated 144A	5.25	8-1-2023	600,000	628,020
Micron Technology Incorporated 144A	5.25	1-15-2024	1,325,000	1,392,906
Micron Technology Incorporated	5.50	2-1-2025	659,000	700,188

				2,721,114

Software: 0.52%
CDK Global Incorporated 144A	4.88	6-1-2027	425,000	443,063
CDK Global Incorporated	5.00	10-15-2024	1,050,000	1,123,710
SS&C Technologies Incorporated	5.88	7-15-2023	1,430,000	1,510,438
Symantec Corporation 144A	5.00	4-15-2025	325,000	339,625

				3,416,836

Technology Hardware, Storage & Peripherals: 4.03%
Dell International LLC 144A	5.88	6-15-2021	5,125,000	5,367,164
Diamond 1 Finance Corporation 144A	4.42	6-15-2021	250,000	262,841
Diamond 1 Finance Corporation 144A	7.13	6-15-2024	8,825,000	9,740,458
NCR Corporation	5.88	12-15-2021	380,000	392,825
NCR Corporation	6.38	12-15-2023	10,038,000	10,691,072

				26,454,360

Materials: 2.90%

Chemicals: 0.18%
Celanese U.S. Holdings LLC	5.88	6-15-2021	440,000	485,187
Valvoline Incorporated 144A	5.50	7-15-2024	625,000	662,500

				1,147,687

Containers & Packaging: 2.72%
Ball Corporation	5.25	7-1-2025	305,000	335,119
Berry Plastics Corporation	5.13	7-15-2023	700,000	735,000
Berry Plastics Corporation	6.00	10-15-2022	350,000	370,563

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Income Opportunities Fund	Portfolio of investments—October 31, 2017 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Containers & Packaging (continued)
Crown Cork & Seal Company Incorporated	7.38%	12-15-2026	$2,910,000	$3,419,250
Owens-Brockway Glass Container Incorporated 144A	5.88	8-15-2023	1,300,000	1,426,750
Owens-Illinois Incorporated 144A	5.38	1-15-2025	925,000	987,438
Owens-Illinois Incorporated 144A	6.38	8-15-2025	6,210,000	7,017,300
Sealed Air Corporation 144A	5.13	12-1-2024	2,350,000	2,520,375
Silgan Holdings Incorporated	5.00	4-1-2020	784,000	792,820
Silgan Holdings Incorporated	5.50	2-1-2022	225,000	231,188

				17,835,803

Metals & Mining: 0.00%
Indalex Holdings Corporation (a)†	11.50	2-1-2020	5,985,000	0

Real Estate: 6.75%

Equity REITs: 6.75%
CoreCivic Incorporated	4.63	5-1-2023	800,000	818,000
CoreCivic Incorporated	5.00	10-15-2022	2,175,000	2,270,156
Crown Castle International Corporation	4.88	4-15-2022	760,000	823,394
Crown Castle International Corporation	5.25	1-15-2023	4,385,000	4,844,185
Equinix Incorporated	5.75	1-1-2025	1,075,000	1,152,938
Equinix Incorporated	5.88	1-15-2026	2,350,000	2,546,813
ESH Hospitality Incorporated 144A	5.25	5-1-2025	7,500,000	7,753,125
Iron Mountain Incorporated 144A	4.38	6-1-2021	2,500,000	2,575,000
Iron Mountain Incorporated 144A	5.38	6-1-2026	2,175,000	2,272,875
Iron Mountain Incorporated	6.00	8-15-2023	5,185,000	5,457,213
MGM Growth Properties LLC 144A	4.50	1-15-2028	775,000	773,063
Sabra Health Care REIT Incorporated	5.38	6-1-2023	2,100,000	2,168,250
Sabra Health Care REIT Incorporated	5.50	2-1-2021	2,285,000	2,356,406
The Geo Group Incorporated	5.13	4-1-2023	1,586,000	1,613,755
The Geo Group Incorporated	5.88	1-15-2022	2,595,000	2,682,581
The Geo Group Incorporated	5.88	10-15-2024	2,925,000	3,057,503
The Geo Group Incorporated	6.00	4-15-2026	1,085,000	1,133,825

				44,299,082

Telecommunication Services: 5.57%

Diversified Telecommunication Services: 2.12%
GCI Incorporated	6.75	6-1-2021	2,625,000	2,690,625
Level 3 Financing Incorporated	5.13	5-1-2023	1,595,000	1,632,881
Level 3 Financing Incorporated	5.25	3-15-2026	1,050,000	1,085,123
Level 3 Financing Incorporated	5.38	8-15-2022	2,545,000	2,622,063
Level 3 Financing Incorporated	5.38	1-15-2024	1,125,000	1,168,594
Level 3 Financing Incorporated	5.38	5-1-2025	1,595,000	1,666,775
Level 3 Financing Incorporated	5.63	2-1-2023	1,275,000	1,316,438
Level 3 Financing Incorporated	6.13	1-15-2021	1,690,000	1,724,003

				13,906,502

Wireless Telecommunication Services: 3.45%
SBA Communications Corporation 144A	4.00	10-1-2022	1,550,000	1,573,250
SBA Communications Corporation	4.88	7-15-2022	1,485,000	1,533,263

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017 (unaudited)	Wells Fargo Income Opportunities Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Wireless Telecommunication Services (continued)
SBA Communications Corporation	4.88%	9-1-2024	$1,025,000	$1,053,188
Sprint Capital Corporation	6.88	11-15-2028	6,100,000	6,507,938
Sprint Capital Corporation	8.75	3-15-2032	1,830,000	2,218,875
Sprint Communications Incorporated	7.00	8-15-2020	380,000	410,400
T-Mobile USA Incorporated	4.00	4-15-2022	1,075,000	1,111,953
T-Mobile USA Incorporated	5.13	4-15-2025	725,000	759,220
T-Mobile USA Incorporated	5.38	4-15-2027	350,000	378,875
T-Mobile USA Incorporated	6.00	3-1-2023	500,000	526,875
T-Mobile USA Incorporated	6.00	4-15-2024	275,000	294,250
T-Mobile USA Incorporated	6.13	1-15-2022	140,000	145,600
T-Mobile USA Incorporated	6.38	3-1-2025	2,800,000	3,024,000
T-Mobile USA Incorporated	6.50	1-15-2024	140,000	149,450
T-Mobile USA Incorporated	6.63	4-1-2023	1,050,000	1,102,500
T-Mobile USA Incorporated	6.84	4-28-2023	1,765,000	1,862,075

				22,651,712

Utilities: 5.41%

Electric Utilities: 0.05%
NextEra Energy Incorporated 144A	4.25	9-15-2024	350,000	353,500

Gas Utilities: 0.35%
AmeriGas Partners LP	5.75	5-20-2027	2,250,000	2,297,813

Independent Power & Renewable Electricity Producers: 5.01%
NSG Holdings LLC 144A	7.75	12-15-2025	8,141,392	8,843,587
Pattern Energy Group Incorporated 144A	5.88	2-1-2024	10,418,000	11,069,125
TerraForm Power Operating LLC 144A	6.38	2-1-2023	9,190,000	9,626,525
TerraForm Power Operating LLC 144A	6.63	6-15-2025	3,050,000	3,309,250

				32,848,487

Total Corporate Bonds and Notes (Cost $701,119,916)				728,721,854

Loans: 5.79%

Consumer Discretionary: 2.26%

Auto Components: 0.53%
Federal-Mogul Corporation (1 Month LIBOR +3.75%) ±	4.99	4-15-2021	3,408,159	3,437,981

Hotels, Restaurants & Leisure: 1.73%
CCM Merger Incorporated (1 Month LIBOR +2.75%) ±	3.99	8-8-2021	850,945	856,000
Montreign Operating Company LLC (1 Month LIBOR +8.25%) ±<‡	9.49	12-7-2022	10,425,000	10,516,219

				11,372,219

Energy: 0.55%

Energy Equipment & Services: 0.12%
Hummel Station (1 Month LIBOR +6.00%) ±‡	7.24	10-27-2022	893,917	820,169

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Income Opportunities Fund	Portfolio of investments—October 31, 2017 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels: 0.43%
Chesapeake Energy Corporation (3 Month LIBOR +7.50%) ±	8.81%	8-23-2021	$725,000	$776,961
Ultra Resources Incorporated (2 Month LIBOR +3.00%) ±	4.31	4-12-2024	2,025,000	2,024,494

				2,801,455

Financials: 0.32%

Diversified Financial Services: 0.32%
Resolute Investment Managers Incorporated (3 Month LIBOR +7.50%) ±<	0.00	4-30-2023	1,100,000	1,100,000
Resolute Investment Managers Incorporated (3 Month LIBOR +8.75%) ±‡	10.13	3-3-2023	1,010,000	1,012,525

				2,112,525

Health Care: 0.31%

Health Care Providers & Services: 0.31%
Press Ganey Holdings Incorporated (1 Month LIBOR +3.00%) ±<	0.00	10-23-2023	1,850,000	1,863,875
Press Ganey Holdings Incorporated (1 Month LIBOR +6.50%) ±	7.74	10-21-2024	168,330	170,434

				2,034,309

Industrials: 0.39%

Commercial Services & Supplies: 0.39%
Advantage Sales & Marketing LLC (3 Month LIBOR +6.50%) ±	7.88	7-25-2022	2,025,000	1,687,250
WASH Multifamily Laundry Systems LLC 2015 Term Loan B (1 Month LIBOR +3.25%) ±	4.49	5-14-2022	565,639	568,467
WASH Multifamily Laundry Systems LLC 1st Lien Term (1 Month LIBOR +3.25%) ±	4.49	5-14-2022	99,060	99,555
WASH Multifamily Laundry Systems LLC 2nd Lien Term (1 Month LIBOR +7.00%) ±‡	8.24	5-12-2023	29,808	29,510
WASH Multifamily Laundry Systems LLC 2nd Lien Term (1 Month LIBOR +7.00%) ±‡	8.24	5-14-2023	170,192	168,490

				2,553,272

Information Technology: 1.22%

Internet Software & Services: 1.22%
Ancestry.com Incorporated (1 Month LIBOR +3.25%) ±	4.49	10-19-2023	4,900,500	4,951,563
Ancestry.com Incorporated (1 Month LIBOR +8.25%) ±	9.49	10-19-2024	2,970,000	3,036,825

				7,988,388

Real Estate: 0.21%

Real Estate Management & Development: 0.21%
Capital Automotive LP (1 Month LIBOR +6.00%) ±‡	7.25	3-24-2025	1,328,633	1,361,849

Telecommunication Services: 0.39%

Diversified Telecommunication Services: 0.39%
Frontier Communications Corporation (1 Month LIBOR +3.75%) ±	4.99	6-15-2024	2,712,500	2,578,313

Utilities: 0.14%

Independent Power & Renewable Electricity Producers: 0.14%
Vistra Energy Corporation (1 Month LIBOR +2.75%) ±	4.01	12-14-2023	918,063	924,434

Total Loans (Cost $37,971,407)				37,984,914

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017 (unaudited)	Wells Fargo Income Opportunities Fund	17

Security name		Expiration date	Shares	Value

Rights: 0.06%

Utilities: 0.06%

Independent Power & Renewable Electricity Producers: 0.06%
Vistra Energy Corporation †		12-14-2023	559,650	$419,738

Total Rights (Cost $615,615)				419,738

	Interest rate	Maturity date	Principal
Yankee Corporate Bonds and Notes: 11.70%

Energy: 2.98%

Energy Equipment & Services: 0.73%
Ensco plc	5.75%	10-1-2044	$6,902,000	4,710,615
Trinidad Drilling Limited 144A	6.63	2-15-2025	100,000	97,250

				4,807,865

Oil, Gas & Consumable Fuels: 2.25%
Baytex Energy Corporation 144A	5.13	6-1-2021	3,600,000	3,411,000
Baytex Energy Corporation 144A	5.63	6-1-2024	1,759,000	1,635,870
Griffin Coal Mining Company Limited 144A(a)(p)†‡	9.50	12-1-2016	2,119,383	8,478
Griffin Coal Mining Company Limited (a)(p)†‡	9.50	12-1-2016	290,088	1,160
Teekay Corporation	8.50	1-15-2020	9,583,000	9,690,809

				14,747,317

Financials: 0.75%

Banks: 0.55%
Nielsen Holding and Finance BV 144A	5.00	2-1-2025	2,775,000	2,872,125
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	700,000	721,000
Preferred Term Securities XII Limited (a)†	0.00	12-24-2033	1,540,000	0

				3,593,125

Diversified Financial Services: 0.20%
Sensata Technologies BV 144A	6.25	2-15-2026	1,225,000	1,344,438

Health Care: 3.15%

Pharmaceuticals: 3.15%
Endo Finance LLC 144A	5.88	10-15-2024	400,000	419,000
Valeant Pharmaceuticals International Incorporated 144A	5.50	3-1-2023	3,825,000	3,213,000
Valeant Pharmaceuticals International Incorporated 144A	5.50	11-1-2025	900,000	919,125
Valeant Pharmaceuticals International Incorporated 144A	5.63	12-1-2021	1,178,000	1,074,925
Valeant Pharmaceuticals International Incorporated 144A	5.88	5-15-2023	3,600,000	3,037,500
Valeant Pharmaceuticals International Incorporated 144A	6.13	4-15-2025	7,880,000	6,619,200
Valeant Pharmaceuticals International Incorporated 144A	6.38	10-15-2020	1,453,000	1,443,919
Valeant Pharmaceuticals International Incorporated 144A	6.50	3-15-2022	525,000	557,156
Valeant Pharmaceuticals International Incorporated 144A	6.75	8-15-2021	700,000	678,125
Valeant Pharmaceuticals International Incorporated 144A	7.00	3-15-2024	975,000	1,055,438
Valeant Pharmaceuticals International Incorporated 144A	7.25	7-15-2022	100,000	96,125
Valeant Pharmaceuticals International Incorporated 144A	7.50	7-15-2021	1,541,000	1,519,811

				20,633,324

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Income Opportunities Fund	Portfolio of investments—October 31, 2017 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Industrials: 1.93%

Commercial Services & Supplies: 1.66%
GFL Environmental Incorporated 144A	5.63%	5-1-2022	$925,000	$959,688
GFL Environmental Incorporated 144A	9.88	2-1-2021	1,050,000	1,116,938
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	8,400,000	8,841,000

				10,917,626

Machinery: 0.08%
Sensata Technologies BV 144A	5.00	10-1-2025	485,000	516,525

Professional Services: 0.19%
IHS Markit Limited 144A	4.75	2-15-2025	1,150,000	1,216,125

Materials: 0.90%

Containers & Packaging: 0.77%
Ardagh Packaging Finance plc 144A	4.25	9-15-2022	600,000	618,000
Ardagh Packaging Finance plc 144A	6.00	2-15-2025	2,950,000	3,130,688
Ardagh Packaging Finance plc 144A	7.25	5-15-2024	1,175,000	1,291,031

				5,039,719

Metals & Mining: 0.13%
ArcelorMittal SA	6.13	6-1-2025	450,000	519,062
Novelis Corporation 144A	6.25	8-15-2024	325,000	342,875

				861,937

Telecommunication Services: 1.99%

Diversified Telecommunication Services: 1.99%
Intelsat Jackson Holdings SA	5.50	8-1-2023	11,740,000	10,023,025
Intelsat Luxembourg SA	7.75	6-1-2021	3,825,000	2,400,150
Virgin Media Finance plc 144A	6.38	4-15-2023	605,000	630,713

				13,053,888

Total Yankee Corporate Bonds and Notes (Cost $77,081,725)				76,731,889

	Yield		Shares
Short-Term Investments: 5.88%

Investment Companies: 5.88%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.96		38,600,274	38,600,274

Total Short-Term Investments (Cost $38,600,274)				38,600,274

Total investments in securities (Cost $859,039,109)	134.57%	882,825,261
Other assets and liabilities, net	(34.57)	(226,780,110)

Total net assets	100.00%	$656,045,151

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017 (unaudited)	Wells Fargo Income Opportunities Fund	19

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

±	Variable rate investment. The rate shown is the rate in effect at period end.

<	All or a portion of the position represents an unfunded loan commitment. The rate represents the current interest rate if the loan is partially funded.

‡	Security is valued using significant unobservable inputs.

(p)	Issuer is undergoing bankruptcy proceedings.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment companies
Wells Fargo Government Money Market Fund Select Class	47,815,404	112,918,318	122,133,448	38,600,274	$0	$0	$157,031	$38,600,274	5.88%

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Income Opportunities Fund	Statement of assets and liabilities—October 31, 2017 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $820,438,835)	$844,224,987
Investments in affiliated securities, at value (cost $38,600,274)	38,600,274
Receivable for investments sold	2,788,702
Receivable for interest	12,093,796
Prepaid expenses and other assets	67,532

Total assets	897,775,291

Liabilities
Secured borrowing payable	230,000,000
Payable for investments purchased	6,728,767
Dividends payable	3,962,746
Advisory fee payable	428,162
Payable for Fund shares repurchased	236,247
Administration fee payable	37,721
Trustees’ fees and expenses payable	2,115
Accrued expenses and other liabilities	334,382

Total liabilities	241,730,140

Total net assets	$656,045,151

NET ASSETS CONSIST OF
Paid-in capital	$835,794,927
Overdistributed net investment income	(10,716,701)
Accumulated net realized losses on investments	(192,819,227)
Net unrealized gains on investments	23,786,152

Total net assets	$656,045,151

NET ASSET VALUE PER SHARE
Based on $656,045,151 divided by 70,105,916 shares issued and outstanding (100,000,000 shares authorized)	$9.36

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended October 31, 2017 (unaudited)	Wells Fargo Income Opportunities Fund	21

Investment income
Interest	$26,727,557
Income from affiliated securities	157,031
Dividends	13

Total investment income	26,884,601

Expenses
Advisory fee	2,679,077
Administration fee	223,256
Custody and accounting fees	12,773
Professional fees	43,615
Shareholder report expenses	33,380
Trustees’ fees and expenses	10,958
Transfer agent fees	17,392
Interest expense	2,186,455
Other fees and expenses	5,271

Total expenses	5,212,177
Less: Fee waivers and/or expense reimbursements	(138,285)

Net expenses	5,073,892

Net investment income	21,810,709

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(28,014,299)
Net change in unrealized gains (losses) on investments	34,093,499

Net realized and unrealized gains (losses) on investments	6,079,200

Net increase in net assets resulting from operations	$27,889,909

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Income Opportunities Fund	Statement of changes in net assets

	Six months ended October 31, 2017 (unaudited)	Year ended April 30, 2017

Operations
Net investment income	$21,810,709	$52,134,683
Net realized gains (losses) on investments	(28,014,299)	8,164,400
Net change in unrealized gains (losses) on investments	34,093,499	49,157,949

Net increase in net assets resulting from operations	27,889,909	109,457,032

Distributions to shareholders from
Net investment income	(24,805,393)	(55,989,068)
Tax basis return of capital	0	(639,057)

Total distributions to shareholders	(24,805,393)	(56,628,125)

Capital share transactions
Cost of shares repurchased	(3,556,134)	(3,749,231)

Total increase (decrease) in net assets	(471,618)	49,079,676

Net assets
Beginning of period	656,516,769	607,437,093

End of period	$656,045,151	$656,516,769

Overdistributed net investment income	$(10,716,701)	$(4,287,689)

The accompanying notes are an integral part of these financial statements.

Statement of cash flows—six months ended October 31, 2017	Wells Fargo Income Opportunities Fund	23

Cash flows from operating activities:
Net increase in net assets resulting from operations	$27,889,909

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of securities	(175,547,475)
Proceeds from sales of securities	177,613,488
Amortization	(1,224,702)
Proceeds from sales of short-term securities, net	9,215,130
Increase in receivable for investments sold	(2,254,577)
Decrease in receivable for interest	207,562
Increase in prepaid expenses and other assets	(32,863)
Decrease in payable for investments purchased	(1,099,770)
Decrease in advisory fee payable	(7,736)
Increase in administration fee payable	1,396
Increase in trustees’ fees and expenses payable	2,115
Increase in accrued expenses and other liabilities	22,414
Litigation payments received	1,436
Net realized losses on investments	28,014,299
Net change in unrealized gains (losses) on investments	(34,093,499)

Net cash provided by operating activities	28,707,127

Cash flows from financing activities:
Payment for shares repurchased	(3,643,063)
Cash distributions paid	(25,064,064)

Net cash used in financing activities	(28,707,127)

Net increase in cash	0

Cash:
Beginning of period	0

End of period	0

Supplemental cash disclosure
Cash paid for interest	$2,121,497

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Income Opportunities Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended October 31, 2017 (unaudited)	Year ended April 30
		2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.31	$8.56	$9.75	$10.04	$10.18	$9.67
Net investment income	0.31 [1]	0.74 [1]	0.77 [1]	0.77 [1]	0.82 [1]	0.88 [1]
Net realized and unrealized gains (losses) on investments	0.09	0.81	(1.14)	(0.24)	(0.14)	0.54

Total from investment operations	0.40	1.55	(0.37)	0.53	0.68	1.42
Distributions to shareholders from
Net investment income	(0.35)	(0.79)	(0.82)	(0.82)	(0.82)	(0.91)
Tax basis return of capital	0.00	(0.01)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.35)	(0.80)	(0.82)	(0.82)	(0.82)	(0.91)
Anti-dilutive effect of shares repurchased	0.00 [2]	0.00 [2]	0.00	0.00	0.00	0.00
Net asset value, end of period	$9.36	$9.31	$8.56	$9.75	$10.04	$10.18
Market value, end of period	$8.51	$8.64	$7.76	$8.93	$9.52	$10.23
Total return based on market value[3]	2.58%	22.55%	(3.47)%	2.59%	1.60%	8.90%
Ratios to average net assets (annualized)
Gross expenses[4]	1.58%	1.40%	1.30%	1.23%	1.27%	1.29%
Net expenses[4]	1.53%	1.23%	1.10%	0.96%	1.01%	1.05%
Net investment income	3.33%	8.15%	8.76%	7.85%	8.35%	8.89%
Supplemental data
Portfolio turnover rate	16%	43%	25%	33%	31%	27%
Net assets, end of period (000s omitted)	$656,045	$656,517	$607,437	$692,169	$712,781	$722,555

Borrowings outstanding, end of period (000s omitted)	$230,000	$230,000	$230,000	$230,000	$230,000	$230,000
Asset coverage per $1,000 of borrowing, end of period	$3,852	$3,854	$3,641	$4,009	$4,099	$4,142

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

[4]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended October 31, 2017 (unaudited)	0.66%
Year ended April 30, 2017	0.48%
Year ended April 30, 2016	0.37%
Year ended April 30, 2015	0.10%
Year ended April 30, 2014	0.07%
Year ended April 30, 2013	0.08%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Income Opportunities Fund	25

1. ORGANIZATION

Wells Fargo Income Opportunities Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third

26	Wells Fargo Income Opportunities Fund	Notes to financial statements (unaudited)

parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2017, the aggregate cost of all investments for federal income tax purposes was $868,635,032 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$37,855,379
Gross unrealized losses	(23,665,150)
Net unrealized gains	$14,190,229

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of April 30, 2017, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

No expiration
2018	Long-term
($155,329,141)	($7,589,482)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

Notes to financial statements (unaudited)	Wells Fargo Income Opportunities Fund	27
∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Energy	$365,867	$0	$0	$365,867
Materials	725	0	0	725

Corporate bonds and notes	0	728,721,854	0	728,721,854

Loans	0	24,076,152	13,908,762	37,984,914

Rights
Utilities	0	419,738	0	419,738

Yankee corporate bonds and notes	0	76,722,251	9,638	76,731,889

Short-term investments
Investment companies	38,600,274	0	0	38,600,274
Total assets	$38,966,866	$829,939,995	$13,918,400	$882,825,261

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At October 31, 2017, the Fund did not have any transfers between Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Loans	Yankee corporate bonds and notes	Total
Balance as of April 30, 2017	$11,209,715	$9,638	$11,219,353
Accrued discounts (premiums)	13,436	0	13,436
Realized gains (losses)	749	0	749
Change in unrealized gains (losses)	(85,655)	0	(85,655)
Purchases	4,356,688	0	4,356,688
Sales	(85,070)	0	(85,070)
Transfers into Level 3	1,361,849	0	1,361,849
Transfers out of Level 3	(2,862,950)	0	(2,862,950)
Balance as of October 31, 2017	$13,908,762	$9,638	$13,918,400
Change in unrealized gains (losses) relating to securities still held at October 31, 2017	$(93,999)	$0	$(93,999)

The loan obligations in the Level 3 table were valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

The yankee corporate bonds and notes obligations in the Level 3 table represents two positions which were valued based on an analysis of the expected final distribution available to bondholders from asset sales.

28	Wells Fargo Income Opportunities Fund	Notes to financial statements (unaudited)

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets. Funds Management has committed through March 6, 2018 to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s borrowing expenses to an amount that is 0.05% lower than what the borrowing expenses would have been if the Fund had not redeemed its Auction Market Preferred Shares. Funds Management contractually waived its advisory fee in the amount of $138,285 for the six months ended October 31, 2017.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 shares with no par value. For the six months ended October 31, 2017 and the year ended April 30, 2017, the Fund did not issue any shares.

On November 23, 2016, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund is authorized to repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on December 17, 2016 and ending on December 31, 2017. The Fund’s Board of Trustees has delegated to Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended October 31, 2017, the Fund purchased 413,338 of its shares on the open market at a total cost of $3,556,134 (weighted average price per share of $11.31). The weighted average discount of these repurchased shares was 8.28%.

6. BORROWINGS

The Fund has borrowed $230 million through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $230 million with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing.

During the six months ended October 31, 2017, the Fund had average borrowings outstanding of $230,000,000 at an average interest rate of 1.89% and paid interest in the amount of $2,186,455, which represents 0.66% of its average daily net assets (on an annualized basis).

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended October 31, 2017 were $175,547,475 and $177,471,749, respectively.

As of October 31, 2017, the Fund had unfunded term loan commitments of $4,984,188.

Notes to financial statements (unaudited)	Wells Fargo Income Opportunities Fund	29

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2016, FASB issued Accounting Standard Update (“ASU”) No. 2016-15, Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. Management has evaluated the impact of adopting this ASU and determine that it will not result in any material changes to the disclosures in the financial statements. This ASU is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those financial years, with early adoption permitted.

In November 2016, FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230), Restricted Cash (a Consensus of the Emerging Issues Task Force), which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Amounts described as restricted cash and restricted cash equivalents should be included with the cash and cash equivalents in reconciling the beginning and end of period total amounts shown on the statement of cash flows. Management has evaluated the impact of adopting this ASU and determine that it will not result in any material changes to the disclosures in the financial statements. This ASU is effective for interim and annual reporting periods beginning after December 15, 2017.

10. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration date	Record date	Payable date	Per share amount
October 27, 2017	November 15, 2017	December 1, 2017	$0.056
November 10, 2017	December 13, 2017	January 2, 2018	0.056

These distributions are not reflected in the accompanying financial statements.

30	Wells Fargo Income Opportunities Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

ANNUAL MEETING OF SHAREHOLDERS

On August 7, 2017, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – Election of Trustees:

Net assets voted “For”	Isaiah Harris, Jr.	$526,681,098
Net assets voted “Withhold”		$15,202,070
Net assets voted “For”	David F. Larcker	$526,647,735
Net assets voted “Withhold”		$15,235,433
Net assets voted “For”	Olivia S. Mitchell	$525,614,101
Net assets voted “Withhold”		$16,269,067

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Income Opportunities Fund	31

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2020 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell* (Born 1953)	Trustee, since 2010; Governance Committee Chairman, effective 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Class II - Non-Interested Trustees to serve until 2018 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, effective 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust

32	Wells Fargo Income Opportunities Fund	Other information (unaudited)

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Class III - Non-Interested Trustees to serve until 2019 Annual Meeting of Shareholders
Peter G. Gordon*** (Born 1942)	Trustee, from 2010 to 2017; Chairman, from 2005 to 2017	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Timothy J. Penny**** (Born 1951)	Trustee, since 2010; Chairman, effective 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson***** (Born 1959)	Trustee, effective 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2003	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock***** (Born 1959)	Trustee, effective 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Olivia Mitchell will become Chairman of the Governance Committee effective January 1, 2018.

**	Jane Freeman will become Chair Liaison effective January 1, 2018.

***	Peter Gordon will retire on December 31, 2017.

****	Timothy Penny will become Chairman effective January 1, 2018.

*****	James Polisson and Pamela Wheelock each will become a Trustee effective January 1, 2018.

Other information (unaudited)	Wells Fargo Income Opportunities Fund	33

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

34	Wells Fargo Income Opportunities Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Income Opportunities Fund (the “Fund”) must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”), and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a Universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge to select the funds in the performance Universe. The Board noted that the performance of the Fund was higher than the average

Other information (unaudited)	Wells Fargo Income Opportunities Fund	35

performance of the Universe for all periods under review except for the period since inception. The Board also noted that the performance of the Fund was higher than its benchmark, the ICE BofAML U.S. High Yield Index, for all periods under review except for the period since inception.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Group”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the funds in the expense Group and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratio of the expense Group.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the expense Group at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rate for the Fund’s expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which there may be sharing with the Fund of potential economies of scale in the provision of advisory services to the Fund. The Board noted that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board concluded that the Fund’s fee waiver and expense arrangements constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.

36	Wells Fargo Income Opportunities Fund	Other information (unaudited)

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and commissions earned by affiliated brokers from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

Automatic dividend reinvestment plan	Wells Fargo Income Opportunities Fund	37

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, KY 40233 or by calling 1-800-730-6001.

38	Wells Fargo Income Opportunities Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

1-800-730-6001

Website: wellsfargofunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Certain material contained in this report may be considered marketing material and has been reviewed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

307207 12-17 SIO/SAR148 10-17

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
5/1/2017 to 5/31/2017	0	0	0	6,932,882
6/1/2017 to 6/30/2017	0	0	0	6,932,882
7/1/2017 to 7/31/2017	38,959	8.53	38,959	6,893,923
8/1/2017 to 8/31/2017	40,445	8.53	40,445	6,853,478
9/1/2017 to 9/30/2017	139,765	8.59	139,765	6,713,713
10/1/2017 to 10/31/2017	194,169	8.61	194,169	6,519,544

Total	413,338		413,338	6,519,544

On November 23, 2016, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period beginning December 17, 2016 and ending on December 31, 2017.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Income Opportunities Fund (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Not applicable

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Income Opportunities Fund

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Income Opportunities Fund

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	December 21, 2017

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	December 21, 2017